Exhibit 10.2

Loan No. 11796

LIMITED RECOURSE GUARANTY

THIS LIMITED RECOURSE GUARANTY (“Guaranty”) is made this 11th day of October, 2018, by STRATEGIC STORAGE TRUST II, INC., a Maryland corporation (the “Guarantor”), in favor of CITIBANK, N.A. (including its successors, transferees and assigns, the “Lender”) and the Collateral Agent (as defined below).

RECITALS:

A.Computershare Trust Company of Canada, as collateral agent (the “Collateral Agent”), Lender, SST II Canadian Properties, Co., a Nova Scotia unlimited liability corporation, as nominee, and the entities listed on Schedule I attached hereto, each a Delaware limited liability company (individually or collectively, as the context may require, the “Borrower”) have entered into a certain Loan Agreement (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan (said loan, together with all advances which may hereafter be made pursuant to the Loan Agreement, being referred to herein as the “Loan”) to Borrower secured by certain Property as defined and more particularly described in the Loan Agreement.

B.Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lender’s making of the Loan to Borrower.

C.The Loan is evidenced by a certain Promissory Note executed by Borrower and payable to the order of Lender (such Promissory Note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

D.Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement.  This Guaranty is one of the Loan Documents described in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the Guaranteed Recourse Obligations of Borrower (defined below), this Guaranty being upon the following terms and conditions:

1.Guaranteed Recourse Obligations of Borrower.  Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, and not merely the collectability, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter the payment of the Guaranteed Recourse Obligations of Borrower (hereinafter defined).  As used herein, the term “Guaranteed Recourse

Obligations of Borrower” shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Article 13 of the Loan Agreement.

2.Certain Agreements and Waivers by Guarantor.

(a)Guarantor hereby agrees that each of the following shall constitute Events of Default hereunder (i) the occurrence of a default by Guarantor in payment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, when such indebtedness becomes due and (ii) the dissolution, bankruptcy and/or insolvency of any Guarantor.

(b)Upon the occurrence of any Event of Default hereunder, the Guaranteed Recourse Obligations of Borrower, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender.  Guarantor shall, on demand, pay the Guaranteed Recourse Obligations of Borrower to Lender.  It shall not be necessary for Lender, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Borrower or others liable for the Debt, (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Borrower or any others liable for the payment or performance of the Guaranteed Recourse Obligations of Borrower or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Recourse Obligations of Borrower.

(c)Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Recourse Obligations of Borrower, or against any one or more of them, separately or together, without impairing the rights of the Collateral Agent or Lender against any party hereto.

(d)In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another Person (which amounts shall constitute part of the Guaranteed Recourse Obligations of Borrower), and any interest paid by Lender and any attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event.  If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantor on demand by Lender.

3.Subordination.  If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

(a)such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Recourse Obligations of Borrower and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Recourse Obligations of Borrower;

(b)Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid and performed;

(c)Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below.  In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid and performed.  If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

(d)Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

4.Other Liability of Guarantor or Borrower.  If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to the Collateral Agent or Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Collateral Agent or Lender hereunder shall be cumulative of any and all other rights that the Collateral Agent or Lender may have against Guarantor.

5.Assignment by the Collateral Agent or Lender.  This Guaranty is for the benefit of Lender, Collateral Agent and their successors and assigns, and in the event of an assignment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Recourse Obligations of Borrower so assigned, may be transferred with such Guaranteed Recourse Obligations of Borrower.  Guarantor waives notice of any transfer or assignment of the Guaranteed Recourse Obligations of Borrower, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

6.Binding Effect.  This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns.  Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Recourse Obligations of Borrower, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Recourse Obligations of Borrower are then due and payable.  If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually.  Without limitation of any other term, provision or waiver contained herein, Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Recourse Obligations of Borrower).

7.Nature of Guaranty.  Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that Guarantor is liable hereunder as a primary obligor, (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Recourse Obligations of Borrower and the Debt, (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) the Collateral Agent’s or Lender’s enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any).

8.Governing Law.  The governing law and related provisions set forth in Section 17.2 of the Loan Agreement (including, without limitation, any authorized agent provisions thereof) are hereby incorporated by reference as if fully set forth herein (with Guarantor substituted in all places where Borrower appears thereunder) and shall be deemed fully applicable to Guarantor hereunder.  Guarantor hereby certifies that it has received and reviewed the Loan Agreement (including, without limitation, Section 17.2 thereof).  In the event of any conflict or inconsistency between the terms and conditions hereof and this Section 8, this Section 8 shall control.

9.Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Legal Requirements.

10.Attorneys’ Fees, Costs and Expenses of Collection.  Guarantor shall pay on demand all reasonable attorneys’ fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including, without limitation, all reasonable attorneys’ fees, costs and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one.  Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note.  Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Recourse Obligations of Borrower.

11.Payments.  All sums payable under this Guaranty shall be paid in lawful money of Canada that at the time of payment is legal tender for the payment of public and private debts.

12.Controlling Agreement.  It is not the intention of the Collateral Agent and the Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Legal Requirements.  Should it be determined that any portion of the Guaranteed Recourse Obligations of Borrower or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable Legal Requirements, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Legal Requirements.  The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor, Lender and the Collateral Agent.

13.Notices.  Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement.  Notices to Guarantor shall be addressed as follows:

Strategic Storage Trust II, Inc.

10 Terrace Road

Ladera California 92694

Attention: H. Michael Schwartz,

Chief Executive Officer

E-mail: hms@sam.com

Facsimile: (949) 429-6606

14.Cumulative Rights.  The exercise by the Collateral Agent and Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.  The Collateral Agent and Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Recourse Obligations of Borrower, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive.  No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.  The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose.  No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances.  No provision of this Guaranty or any right, remedy or recourse of the Collateral Agent or Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

15.Subrogation.  Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Recourse Obligations of Borrower, until the Guaranteed Recourse Obligations of Borrower have been fully and finally paid, and (b) if Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by the Collateral Agent or Lender), whether such rights arise under an express or implied contract or by operation of law.  It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code.  This waiver is given to induce Lender to make the Loan as evidenced by the Note to Borrower.

16.Further Assurances.  Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s reasonable request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

17.No Fiduciary Relationship.  The relationship between the Collateral Agent and the Lender, on the one hand, and Guarantor, on the other hand, is solely that of lender (or agent therefor) and guarantor.  Neither the Collateral Agent nor Lender has any fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of the Collateral Agent or Lender.

18.Interpretation.  If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Security Instrument and/or applicable Legal Requirements with respect to the Property or any other Loan Documents.

19.Time of Essence.  Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

20.Execution.  This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

21.Entire Agreement.  This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Recourse Obligations of Borrower.  This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Recourse Obligations of Borrower.  No condition or conditions precedent to the effectiveness of this Guaranty exist.  This Guaranty shall be effective upon execution by Guarantor and delivery to Lender.  This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.  The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

22.WAIVER OF JURY TRIAL.  GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY AND ANY OTHER LOAN DOCUMENT.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY

INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

23.Consent to Jurisdiction.  Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of any state or federal court sitting in the City of New York, County of New York over any suit, action or proceeding arising out of, or relating to, this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court.  Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum.  Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon Guarantor as provided in the Loan Documents or as otherwise permitted by applicable Legal Requirements.  Guarantor hereby releases, to the extent permitted by applicable Legal Requirements, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted.  The authority and power to appear for and enter judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto.  Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Lender shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant.

24.Waivers.

(a)Guarantor hereby agrees that neither the Collateral Agent’s or Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to):  (i) any limitation of liability or recourse in any other Loan Document or arising under any law;  (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;  (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Recourse Obligations of Borrower;  (iv) any homestead exemption or any other similar exemption under applicable Legal Requirements and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Recourse Obligations of Borrower;  (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Recourse Obligations of Borrower, including any impairment of Guarantor’s recourse against any Person or collateral;  (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Recourse Obligations of Borrower, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower; (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower;  (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Recourse Obligations of Borrower and/or any of the Loan Documents; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of the Collateral Agent or Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Recourse Obligations of Borrower, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Recourse Obligations of Borrower;  (x) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Recourse Obligations of Borrower or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by the Collateral Agent or Lender against Borrower or any security or other recourse, or of any new agreement between the Collateral Agent or Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Recourse Obligations of Borrower, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower;  (xi) if for any reason that Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower or pay the amount thereof to someone else;  (xii) the making of advances by the Collateral Agent or the Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;  (xiii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, the Collateral Agent or the Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document; (xiv) the unenforceability of all or any part of the Guaranteed Recourse Obligations of Borrower against Borrower, whether because the Guaranteed Recourse Obligations of Borrower exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Recourse Obligations of Borrower, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Recourse Obligations of Borrower, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Recourse Obligations of Borrower); (xv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Recourse Obligations of Borrower, whether or not consented to by Lender; and/or (xvi) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents).

(b)This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives

(i)any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require the Lender (or the Collateral Agent, at the direction of the Lender) or to take prior recourse or proceedings against any collateral, security or Person whatsoever;

(ii)any rights of sovereign immunity and any other similar and/or related rights;

(iii)any other circumstance that may constitute a defense of Borrower or Guarantor hereunder and/or under the other Loan Documents; and

(iv)any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

25.Foreign Currency. Guarantor shall make payment relative to any Guaranteed Recourse Obligations of Borrower in the currency (the “Original Currency”) in which the Borrower is required to pay such Guaranteed Recourse Obligations of Borrower. If Guarantor makes payment relative to any Guaranteed Recourse Obligations of Borrower in a currency (the “Other Currency”) other than the Original Currency

(whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment shall constitute a discharge of the Guaranteed Recourse Obligations of Borrower only to the extent of the amount of the Original Currency which the Lender is able to purchase at New York, New York with the amount it receives on the date of receipt. If the amount of the Original Currency which the Lender is able to purchase is less than the amount of such currency originally due to it in respect of the relevant Guaranteed Recourse Obligations of Borrower, the Guarantor shall indemnify and save the Lender harmless from and against any loss or damage arising as a result of such deficiency. This indemnity constitutes an obligation separate and independent from the other obligations contained in this Guaranty, gives rise to a separate and independent cause of action, applies irrespective of any indulgence granted by the Lender and continues in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

26.Representations, Warranties and Covenants of Guarantor.  Guarantor hereby makes the following representations, warranties and covenants (each of which shall remain materially true and correct during the term hereof):  (a) Guarantor is duly organized, validly existing and in good standing under the laws of its state of formation, and Guarantor has all requisite right and power to execute and deliver this Guaranty and to perform the Guaranteed Recourse Obligations of Borrower;  (b) the execution, delivery and performance of this Guaranty and the incurrence of the Guaranteed Recourse Obligations of Borrower, now or hereafter owing, and the creation of liens on Guarantor’s assets (i) are within the powers of Guarantor and (ii) do not require any approval or consent of, or filing with, any governmental authority or other Person (or such approvals and consents have been obtained and delivered to the Lender) and are not in contravention of any provision of law applicable to Guarantor;  (c) this Guaranty and the other Loan Documents to which Guarantor is a party constitutes when delivered, valid and binding obligations of Guarantor, enforceable in accordance with their respective terms;  (d) Guarantor is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any restriction, which is likely to have a Material Adverse Effect;  (e) Guarantor has filed all tax returns which are required to be filed (or obtained proper extensions of time for the filing thereof) and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received;  (f) the financial statements and other information pertaining to Guarantor submitted to Lender are true, complete and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading;  (g) there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of Guarantor, threatened, or any basis therefor, which involves a risk of any material judgment or liability not fully covered by insurance (other than any deductible) which is likely to be adversely determined and if so, would have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against Guarantor which has a Material Adverse Effect;  (h) the making of the Loan to Borrower will result in material benefits to Guarantor;  (i) Guarantor (1) has not entered into this Guaranty or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) has received reasonably equivalent value in exchange for the Guaranteed Recourse Obligations of Borrower hereunder and under the Loan Documents and (j) Guarantor is not a “foreign person” within the meaning of Section 1445(1)(3) of the Internal Revenue Code.  Each of the representations and covenants of and/or relating to Guarantor set forth in the other Loan Documents are hereby re-made by Guarantor and incorporated herein by reference as if fully set forth herein.

27.Financial Covenants of Guarantor

(a)Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) shall permit Lender and any authorized representatives of Lender to have access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Guarantor, at all reasonable times, during normal business hours, at Guarantor’s address for notices as set forth herein upon the giving of reasonable notice of such intent.  Guarantor shall also provide to Lender, upon Lender’s reasonable request, such proofs of payments, costs, expenses, revenues and earnings, and other documentation as Lender may reasonably request, from time to time, and with such other information, in such detail as may reasonably be required by Lender.

(b)Lender shall have the right, at any time and from time to time upon the occurrence and continuance of an “Event of Default” hereunder or under the other Loan Documents, to audit the books and records of Guarantor.

(c)During the term hereunder, Guarantor will furnish or cause to be furnished to Lender, as soon as available, and in any event within ninety (90) days after the end of each calendar year, the annual financial statements of Guarantor, which financial statements shall be prepared on an unaudited basis, in form substantially similar to those previously delivered by Guarantor to Lender and which shall include Guarantor’s balance sheet, tax returns and statements of net worth and contingent liabilities.  All such financial statements shall (A) be prepared by Guarantor’s independent certified public accountants (which accountants shall be reasonably acceptable to Lender) and (B) be certified by Guarantor to Lender as true and correct in all material respects and (C) contain such backup and/or supporting information as may be reasonably requested by Lender.  In addition, Guarantor shall promptly furnish to Lender any other financial information reasonably requested by Lender from time to time in respect of Guarantor.

(d)Guarantor shall, at all times while the Debt remains unsatisfied, maintain a net worth of not less $112,000,000 and a liquidity of not less than $2,500,000.  For the purposes hereof, Guarantor’s net worth and liquidity shall be determined by Lender in its reasonable discretion, at any time and from time to time, and Guarantor’s net worth shall exclude any equity attributable to the Property.

28.Replacement Guarantor.  To the extent that any Guarantor is a natural person, the death or incompetency of such Guarantor shall be an Event of Default hereunder (a “Specified EOD”) unless such Guarantor is replaced in accordance with this Section.  In connection with the occurrence of a Specified EOD, Borrower shall be permitted to substitute a replacement guarantor and no “Event of Default” shall be deemed to have occurred hereunder as a result thereof, provided, that (a) no other Event of Default hereunder or under and as defined in the Loan Agreement has occurred and is then continuing, (b) such substitution is permitted by then applicable REMIC Requirements and (c) each of the following terms and conditions are satisfied (i) within thirty (30) days after the occurrence of such death or incompetency, Borrower delivers Lender written notice of its intent to substitute the guarantor; (ii) the replacement guarantor is a Satisfactory Replacement Guarantor (as defined below); (iii) within fifteen (15) days after delivery of the written notice described in the preceding subclause (i), such Satisfactory Replacement Guarantor assumes the obligations of Guarantor hereunder and under the other Loan Documents in a manner satisfying the Prudent Lender Standard; (iv) concurrently with such assumption, (A) such Replacement Guarantor delivers to Lender a Spousal Consent (as defined below), as and to the extent applicable and (B) each of Borrower and such Replacement Guarantor affirms each of their respective obligations under the Loan Documents in a manner satisfying the Prudent Lender Standard; and (v) prior to or concurrently with such assumption, as applicable, Lender receives such information, documentation and opinions as may be required by Lender in connection with such assumption and the foregoing in order to satisfy the Prudent Lender Standard (including, without limitation, opinions relating to REMIC).  As used herein, the term “Satisfactory Replacement Guarantor” shall mean a replacement guarantor that (1) satisfies the net worth and liquidity requirements set forth herein, (2) is acceptable to the Rating Agencies, (3) satisfies the Prudent Lender Standard and (4) is an Affiliate of Sponsor.

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IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under as of the date first written above.

STRATEGIC STORAGE TRUST II, INC.

By:/s/ Michael S. McClure

Name: Michael S. McClure

Title: President